UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 18, 2018

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders
(Percentage change versus prior year; trailing three-month averages, including Valves & Controls acquisition and currency translation, excluding other acquisitions and divestitures)

	June '18	July '18	August '18
Automation Solutions	5 to 10	0 to 5	0 to 5
Commercial & Residential Solutions	0 to 5	0 to 5	0 to 5
Total Emerson	5 to 10	0 to 5	0 to 5

Orders growth rates include the Valves & Controls acquisition in the current and prior year.

August 2018 Orders Comments

Emerson trailing three-month orders increased 2 percent. Underlying orders increased 7 percent, excluding unfavorable currency translation of 5 percent, and remained in the 5 to 10 percent range communicated at our annual Investor Conference in February.

Automation Solutions orders increased 1 percent with underlying orders up 8 percent excluding unfavorable currency translation of 7 percent. Systems underlying orders growth continued in the high-single digits, reflecting strong demand for small and mid-sized projects. Maintenance and repair (MRO) underlying orders growth also remained in the high-single digits, reflecting steady demand in the U.S. and China.

Commercial & Residential Solutions orders increased 3 percent with underlying orders up 4 percent excluding unfavorable currency translation of 1 percent. Strong demand in North American air conditioning and refrigeration markets was offset by slower demand across Asia and the Middle East.

Access to the annual Investor Conference presentation materials and a replay of the webcast is available at www.emerson.com/financial.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, and the impact of the Tax Cuts and Jobs Act, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	September 18, 2018	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary